UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor, Vancouver, British Columbia	V6E 2J3
(Zip Code)

Registrant’s telephone number, including area code: (888) 458-3420

595 Howe Street, 10th Floor

Vancouver, British Columbia V6C 2T5

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 8.01 under “Preliminary Unaudited Financial Information as of and for the three months ended September 30, 2024” is incorporated into this Item 2.02 by reference.

Item 8.01.	Other Events.

On November 12, 2024, TMC the metals company Inc. (the “Company” or “TMC”) provided the following corporate update regarding the expected submission date of its subsidiary, Nauru Ocean Resources Inc.’s (“NORI”), application (the “Application”) for a plan of work to the International Seabed Authority (“ISA”) for the Company’s first exploitation contract for the collection, processing and refining of polymetallic nodules found on the seafloor in NORI’s contract area in international waters of the Clarion Clipperton Zone (“CCZ”), about 1,500 miles south-west of San Diego, California and NORI’s strategy following the submission of the Application; ISA progress on adopting the final rules, regulations and procedures for exploitation of seafloor polymetallic nodules (“RRPs” or the “Mining Code”), additions to the Company’s business strategy and preliminary unaudited financial information as of and for the three months ended September 30, 2024.

NORI Application Submission and Strategy

Following discussions between NORI and its sponsoring state, the Republic of Nauru, NORI has set the date of June 27, 2025 for its expected submission of the Application to the ISA.

According to the ISA Council's decisions ISBA/28/C/24 and ISBA/28/C/25, if NORI submits an application for a plan of work for exploitation before the RRPs have been adopted, the ISA Council at its next meeting, as a matter of priority, will consider the process for considering such an application. The ISA Council is not scheduled to meet again until March 2025. The Company believes it is unlikely that the ISA Council will consider an application for a plan of work for exploitation before this session. Considering this, Nauru is formally requesting that the ISA clarify the submission and review process for such an application at the March 2025 meetings before NORI submits the Application and, therefore, has decided to submit the Application after the March 2025 meetings.

In the Company’s view, the process for the consideration of the Application has already been set forth under the United Nations Convention on the Law of the Sea (“UNCLOS” or “Convention”) and Paragraph 15 of Section 1 of the Annex to the 1994 Agreement relating to the Implementation of Part XI of the United Nations Convention on the Law of the Sea of 10 December 1982 (the “1994 Agreement”). Consistent with NORI’s rights under the Convention and the 1994 Agreement, NORI can submit the Application and have it considered and provisionally approved based on “the provisions of the Convention and any rules, regulations and procedures that the Council may have adopted provisionally, or on the basis of the norms contained in the Convention and the terms and principles contained in the Implementation Agreement as well as the principle of non-discrimination among contractors.” In an effort to ensure clarity on the submission process, consideration of the Application, and timelines, the Republic of Nauru, in consultation with NORI, is formally requesting that this issue be added to the agenda of the ISA Council’s March 2025 meeting. The Company believes that this will allow the ISA Council to agree on the process prior to NORI’s Application submission date of June 27, 2025 and to help provide more certainty to NORI, the Company and the ISA in the submission and review of the Application. The Company and Nauru are confident in their rights under the 1994 Agreement, and if necessary in the future, can also seek action through International Tribunal for the Law of the Sea’s Seabed Disputes Chamber to seek additional clarity on the submission and review of the Application.

Mining Code Progress

The ISA Council completed a first reading of the consolidated text of the draft Mining Code at the July 2024 Council meeting. It was agreed that a revised consolidated text of the draft Mining Code would be provided to the ISA Council by the end of November 2024. The Company has engaged with Leticia Reis de Carvalho, the newly-elected Secretary General of the ISA, and expects to work with Ms. Carvalho in a constructive manner as the ISA continues to work to have the final Mining Code adopted.

Operating Expense Reductions and Deferral of Capital Expenditures

Following the expected submission of the Application by NORI, the Company expects quarterly cash use of less than $5 million. The Company has already begun the process of reducing or eliminating certain operating expenses to ensure the Company’s financial resiliency while the ISA considers NORI’s expected Application.

Further, the Company does not expect to raise funds for capital expenditures related to the preparation of the Hidden Gem vessel for commercial production until such time as the final RRPs are adopted, the Application is approved based on the draft RRPs, or until other potential non-dilutive strategic financing is in place. The Company expects to provide further updates on the potential timing of the start of commercial production following sufficient clarity on these items.

Expanded Company Strategy

Given the significant rise in seafloor resource exploration opportunities around the globe and the Company’s leadership position and experience in this industry, having invested over $500 million since inception to achieve milestones in environmental research, resource definition, test mining and test processing, the Company has begun to explore a new strategy to (1) develop a services business for seafloor resource development and (2) optimize and diversify its resource portfolio within the Area and in national jurisdictions. We are in discussions with several parties on services contracts to provide our expertise in the areas of new exploration plans of work, resource definition, environmental impact assessments, data management and offshore campaign execution. We are also actively evaluating opportunities for the Company to enter new exploration contract areas, already permitted properties and producing properties.

Although we are in discussions with respect to these new opportunities, there can be no assurances that we will enter into agreements with respect to the development of a services business or to optimize and diversify our portfolio in a particular time period, or at all, or on terms that will allow either of these opportunities to be developed and executed in a profitable manner.

Preliminary Unaudited Financial Information as of and for the three months ended September 30, 2024

As of September 30, 2024, the Company estimates that it had cash on hand of $0.4 million. In addition, as of September 30, 2024, the Company estimates that it had short-term debt of approximately $9.2 million, representing amounts outstanding under the Unsecured Credit Facility, dated March 22, 2024, as amended, with Gerard Barron, our Chief Executive Officer and Chairman, and ERAS Capital LLC, the family fund of our director, Andrei Karkar (the “2024 Credit Facility”), and the Working Capital Loan Agreement, dated September 9, 2024, with Allseas Investments S.A. (the “Working Capital Loan Agreement”). The Company also estimates that operating expenses were approximately $20.0 million and net cash used in operating activities was approximately $5.7 million for the three months ended September 30, 2024. As of September 30, 2024, there remained $20.8 million undrawn under the 2024 Credit Facility and the full amount of $27.5 million undrawn from the Unsecured Credit Facility, dated March 22, 2023, as amended, with Argentum Cedit Virtuti GCV, a company related to Allseas Group SA (the “2023 Credit Facility”). In addition, as of September 30, 2024, the Company had approximately $25 million available to be sold under the At-the-Market Equity Distribution Agreement (the “Sales Agreement”), with Wedbush Securities Inc., having raised $4.9 million in the nine months ended September 30, 2024 at an average per share price of $1.53.

The information presented above is estimated, unaudited and preliminary and is subject to completion. The Company is in the process of finalizing its financial results for the quarter ended September 30, 2024. As a result, the estimates above may differ from the actual results that will be presented in the Company’s consolidated financial statements as of and for the quarter ended September 30, 2024 when these consolidated financial statements are completed. The information presented above is based upon management estimates to date and is the responsibility of management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this information and, accordingly, does not express an opinion or any other form of assurance upon this information.

Risk Factors

The Company reminds investors that they should carefully review and consider the information regarding certain factors that could materially affect the Company’s business, consolidated financial condition or results of operations as set forth under Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission (“SEC”) on March 25, 2024, as materially changed or added to as set forth under Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 as filed with the SEC on August 14, 2024 and as set forth in Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including related to statements regarding the Application and the timing of the submission and review thereof, the adoption of the final Mining Code, the Company’s expected future operating results and expenses, the timing and amount of capital expenses, new business opportunities and strategies for the Company and the Company's preliminary unaudited financial information as of and for the three months ended September 30, 2024. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside TMC’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: changes in the Company's financial results for the period ended September 30, 2024 from those set forth in the preliminary unaudited financial information as of and for the three months ended September 30, 2024; TMC’s strategies and future financial performance; the ISA’s ability to timely adopt the final Mining Code and/or willingness to review and/or approve a plan of work for exploitation under UNCLOS; TMC’s ability to obtain exploitation contracts or approved plans of work for exploitation for its areas in the CCZ; regulatory uncertainties and the impact of government regulation and political instability on TMC’s resource activities; TMC’s ability to comply with its exploration contracts and maintain their effectiveness without monetary penalty, suspension or termination; changes to any of the laws, rules, regulations or policies to which TMC is subject, including the terms of the final Mining Code, if any, adopted by ISA and the potential timing thereof; the impact of extensive and costly environmental requirements on TMC’s operations; environmental liabilities; the impact of polymetallic nodule collection on biodiversity in the CCZ and recovery rates of impacted ecosystems; TMC’s ability to develop minerals in sufficient grade or quantities to justify commercial operations; the lack of development of seafloor polymetallic nodule deposit; TMC’s ability to successfully enter into binding agreements with Allseas Group S.A. and other parties in which it is in discussions, if any; uncertainty in the estimates for mineral resource calculations from certain contract areas and for the grade and quality of polymetallic nodule deposits; risks associated with natural hazards; uncertainty with respect to the specialized treatment and processing of polymetallic nodules that the Company may recover; risks associated with collective, development and processing operations, including with respect to the development of onshore processing capabilities and capacity and Allseas Group S.A.’s expected development efforts with respect to the Project Zero offshore system; TMC’s dependence on Allseas Group S.A.; TMC’s ability to successfully adopt and profitably execute a new business strategy to develop a services business and to optimize and expand its resource portfolio; fluctuations in transportation costs; fluctuations in metals prices; testing and manufacturing of equipment; risks associated with TMC’s limited operating history, limited cash resources and need for additional financing; risks associated with TMC’s intellectual property; Low Carbon Royalties’ limited operating history; and other risks and uncertainties, including those under Part I, Item 1A “Risk Factors” in TMC’s Annual Report on Form 10-K for the year ended December 31, 2023, filed by TMC with the SEC on March 25, 2024, and in TMC’s other future filings with the SEC, including TMC’s Quarterly Reports on Form 10-Q and this Current Report on Form 8-K. TMC cautions that the foregoing list of factors is not exclusive. TMC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TMC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1	Risk Factor Updates

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: November 12, 2024	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer